Exhibit 99.1

Providing online marketing & e commerce Commerce Planet Investor Presentation December 2007 Tony Roth, President & CEO Jaime Rovelo, CFO

Introduction Safe Harbor Except for the historical information contained herein, the matters set forth in this press release, including statements as to management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward looking statements. Such statements typically include such words as "believes," "anticipates," "expects" and similar terms. Our actual results could differ materially from those anticipated in the forward looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products and services or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

  Introduction  Presentation agenda  Commerce Planet (CPNE) overview   Market Dynamics   2008 – 2009 Strategic Objectives   Financial Performance & Outlook

Introduction Quick overview CPNE is a proven online marketing $ e-commerce platform provider with growth in Consumer Loyalty Group & Legacy Media business drivers and recent acquisition of Iventa e-commerce dashboard solutions Offices in Santa Barbara and Los Angeles with software team in India and some 70+ employees including a Costa Rican Call Center Realized growth in online marketing/membership revenue in $millions: $35.00 $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00 Fy 2004 Fy 2005 Fy 2006 Fy 2007

Introduction  Building Shareholder Wealth    Educating the marketplace and illustrating our strengths  Further enhance our business model with fully integrated online/offline platform    Executing smartly with our proven business tools and model  Leverage our existing traffic generation, database management, customer care capabilities for e commerce business solutions roll out    Growing profitably and via accretive acquisition  Organically growing value propositions alongside synergistic opportunities

Market Dynamics  Many factors drive e commerce Online commerce continues to grow aggressively  U.S. Online sales will double in next 5 years (Forrester) $354 billion market in U.S. by 2011 (Forrester)  Applies to the following: Total US Online Retail Sales (non Travel)  Toys Source: Forrester researcher October 2005   Sporting goods   Pet supplies   Over the counter med/personal care $300.00   Collectables   Office supplies $250.00   Music videos   Movies tickets $200.00   Jewelry   Home Furnishings $150.00   Gift cards and Gift   Certificates $100.00   Food, beverages & groceries   Flowers/cards $50.00   Cosmetics/fragrances   Consumer Electronics $0.00   Computer Peripherals & Hardware     Books 2006 2007 2008 2009 2010 2011  Baby Products   Auto/auto parts   Appliances/tools   Apparel, accessories

Market Dynamics  E commerce business needs solutions     25% of online shoppers abandon      47% of e commerce sites do not know their abandonment rate    (According to Internet Retailer Magazine)    40% of online shoppers are dissatisfied with their online experience  (Forrester)    Conversion rates, visitor traffic, online revenue and profitability all vary greatly and remain difficult to track and analyze consistently

Market Dynamics  Behavior is driven by “Millennials”  Millennials’ estimated spending power is $200 Billion (5 – 17% online)     Baby Boomers Born 1946 1964 Total: 82,530,000      Generation X Born 1965 1981 Total: 50,469,000      Millennials Born 1982 2000 Est: 100,000,000    Millennials are: Perpetually connected Optimistic and entitled  Stratifying communication  Assumes success, demands involvement  Multi tasking and productive Fickle  Filtering/looking for entertainment  Competition is just a click away  Self expressive…yet assimilative Driving other generation’s behavior  Individually creative yet group oriented  All generations may soon share expectations  Source: Resource Interactive

Market Dynamics  The Merchant Speaks     Over 50% of merchants change Web store elements weekly or more often (Many adjusting home pages daily)      83% of merchants make these changes manually      Merchants need better efficiency  Number of employees working on e commerce remains static      Merchants want to personalize shopping experiences  40% provide limited personalization on Web and e mail  39% intend to add personalization      Merchants are trying to do more customer segmentation    Source: The Merchant Speaks, April 06

Market Dynamics  Online business needs more tools     Customer loyalty is fluid at best      Online competition is ever increasing      Brand value must be enhanced for survival      Volume of SKUs in on the rise      Shortening product lifecycles is a challenge      Customer segments is extrapolating      Accelerating rate of change

Why Commerce Planet  Business value to partners  Relevance Increase Conversions Right product Targeted product, ads, Right information information, promotions, offers Right advice Trigger impulse buying Right Time   Increases Probability Increase Order Size of Acceptance Targeted cross sells, up sells    Successful Programs

Market Dynamics  Call center support & Live chat  Case Studies Show Human Factor Counts:     62% conversion rate increase      Twice the conversion rate toll free      88% are more likely to contact      92% say it enhances their experience      90% abandonment  55% converted (Dell Financial Services)      78% more likely to return (Continental Airlines)

 Why Commerce Planet  Fully integrated value proposition  Real time business control Tools to manage product placements, ads, promotions, cross sells & up sells, web content, and search results  Increase conversion rates Targeted product, ads, information, promotions, offers, hot products, and bargains on overstocked products   Increase order Size Adjust to buying patterns  “Live Site” Maximize inventory Dynamic web site, frequent changes to Protect margins home page, fresh product details, Increase customer satisfaction smart offers based on real time business Saved time and money intelligence, responses to searches.    $$$$ Improve merchandiser efficiency

 2008/2009 Strategic Objectives  Our platform value proposition  Comprehensive  Ubiquitous  Easy to Use   Automated Dynamic date driven content…   Define unlimited number of attributes  Control all attributes & avoid multi page designs  Core to everything we do…  Integrated into marketing, sales, & customer service interactions including email, web, phone  No programming required…  Business user tools for web & email campaigns List management and data scoring  Fact based/Rules driven/Self learning  Profile driven, anti fraud order verification processes Event based marketing scenarios & fulfillment Affinity based recommendations for promo marketing

Why Commerce Planet  Proven proprietary online success     Product Offering Experience High profit margin model Re occurring revenue stream      Lead Generation & Data Management    Data Capture & scoring customers Proprietary processing Systems    Costa Rican Call Center Customer service & tele sales Piloting new programs efficiently

2008/2009 Strategic Objectives  Online marketing & e commerce platform    Improving our Customer Experience  Personalization Advanced search and data management Rich media, fully integrated eService and assisted care     Increasing our Agility and Services      Intelligent Marketing & Merchandizing Web content management Web analytics, order verification and anti fraud processing      Increasing our Scale and Sustainable Model Visitors, orders, languages and currencies Brands and micro sites Product offerings and # of SKUs

2008/2009 Strategic Objectives Introducing the Iventa Dashboard A Fully managed, web based, SaaS Application providing proprietary E commerce solutions, services & fulfillment

2008/2009 Strategic Objectives  Fully integrated offerings & services     Reliable & Scalable      Program Management & Administration      Online Traffic and Lead Generation      Campaign Management      Catalog / Content Management      Customer Care and Call Center Services      Order Verification & Anti fraud Processing

2008/2009 Strategic Objectives Leveraging the current business The Dashboard SystemTM is a scalable platform that enables a broad range of high end e commerce functionality for both Enterprise and SMB customers
CPNE will leverage existing it’s traffic generation online media, sales support, customer care, and unique anti fraud processing, list and data base management capabilities for exponential growth

2008/2009 Strategic Objectives  Comprehensive sales & customer care     All the right information Customer profile, order history Fulfillment & inventory status Multiple catalogs & price lists      Quickly retrieved Information rich with rapid update and no page reload One click access to all parts of the app Search by order, customer, SKU, email, phone, login…      Full order administration/transaction functionally Order capture with incident tracking/ticketing Merchandise exchange & return      In a configurable, extensible platform Configurable keyboard navigation and shortcuts Configurable permissions & workflows Extensible modular framework

 2008/2009 Strategic Objectives  Leverage cross channel support systems     Optional robust email, text message, response management system with turn key training for call center support      Optional incorporation of best selling DatintelTM, automated shopping cart & abandonment, Trans guaranteeTM order verification, to call & live chat      Offer online management fully integrated with web merchandising creating:   1.  Cross selling   2.  Up selling   3.  Personalization

2008/2009 Strategic Objectives Grow with newly acquired client base

2008/2009 Strategic Objectives  Goals & strategies summary     Strengthen our leadership in e commerce Further differentiate our products, services & solutions with value added approach      Strategically drive our fully integrated business model Leverage our proven Consumer Loyalty Group & Legacy Media Divisions for Iventa      Grow organically and via accretive acquisition Capture meaningful sales conversions and identify synergistic roll ups

CPNE Financials Performance & Outlook Commerce Planet (CPNE) Financial Review

Financials  Strong & Scalable Business Model  Management Projections  *in Millions   *Except EBITDA Per Share  Outlook Range 2008   Revenue  $24    28   Gross Profit  $18    21   R & D  $0.7   1.0   Sales & Marketing  $8.3    9.0   General & Administration  $6.0    7.0   EBITDA  $3.0    4.0   EBITDA per share estimate**  $0.05    0.07   **Assumes 58 Million Shares

 Financials  Strong Balance Sheet  Management Projections  *in Millions Except Working Capital Ratio  Actual 10/31/07  Projected 12/31/07   Cash  $1.5  $3.9   Credit Card Cash Reserves (Restricted)  $4.9  $2.6   Merchant Receivables  $0.4  $0.9   Other Assets  $4.5  $3.5   Total Assets  $11.3  $10.9   Working Capital Ratio  5.08  4.66   Stockholders Equity  $9.0  $8.9    *As of 10/31/07 The Company had no outstanding debt. *The Company has positive cash flow from operations  and expects to maintain positive cash flow going forward.

Opportunity  Summary discussion  Commerce Planet has:  1.  Healthy market opportunity   2.  Proven online marketing, sales and management systems   3.  Marketing Differentiation with Iventa Dashboard   4.  Solid Financials  Recurring revenue model with revenue recognized ratably  Cash Flow from operations with meaningful scale and margins